UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 12, 2025

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on June 12, 2025, at 10:00 a.m., Eastern Time. The meeting will be completely virtual and will be conducted solely online via live webcast. There will not be a physical location for the Meeting.

You will be able to attend the Meeting virtually and to vote and submit questions prior to and during the Meeting by visiting meetnow.global/M4T9RH6 and entering the 16-digit control number provided in the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials).

At the Meeting, stockholders will be asked to vote on the following matters:

(1)	the election of one Class I director to our Board of Directors to serve until the 2028 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

(2)	an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 35,000,000 to 70,000,000 (the “Share Increase Proposal”);

(3)	a proposal to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Share Increase Proposal (the “Adjournment Proposal”);

(4)	ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025; and

(5)	such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The matters listed above are described in detail in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 22, 2025 as the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting or any adjournment or postponement. The list of stockholders of record as of the record date will be made available for inspection at the Meeting and will also be available for inspection during the ten days preceding the Meeting at the Company’s offices located at 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801. We are distributing proxy materials online rather than mailing printed copies, as it allows us to expedite delivery to our stockholders through a lower cost, more environmentally responsible method. You will not receive printed copies unless you request them by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you previously received.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROVIDE TO US YOUR VOTING INSTRUCTIONS IN ONE OF THE FOLLOWING WAYS AS PROMPTLY AS POSSIBLE:

By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone, call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials).

By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

On behalf of the Board of Directors and the employees of Biofrontera Inc., we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E. Fred Leffler, III
Chief Executive Officer & Chairman	Chief Financial Officer

April 30, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2025: THE COMPANY’S PROXY MATERIALS AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/BFRI.

120 Presidential Way, Suite 330

Woburn, Massachusetts 01801

PROXY STATEMENT

For the 2025 Annual Meeting of Stockholders to be held on June 12, 2025

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors of proxies to be voted at the 2025 Annual Meeting, to be held on June 12, 2025, at 10:00 a.m., Eastern Time, in a virtual-only format, and any adjournment or postponement.

Only stockholders as of the record date of April 22, 2025 may attend the Meeting. At the close of business on the record date, we had outstanding 9,446,197 shares of our common stock, par value $0.001 per share (the “Common Stock”), representing a total of 9,446,197 votes entitled to be cast at the Meeting, and 9,724 shares of our preferred stock, par value $0.001 per share (the “Preferred Stock”), representing a total of 499,468 votes entitled to be cast at the Meeting. We made our proxy materials available to stockholders on or about May 2, 2025. Our proxy materials include the Notice of the Annual Meeting, this Proxy Statement, and the proxy card. These proxy materials, other than the proxy card, which is available only with the printed materials, along with our Annual Report on Form 10-K for the year ended December 31, 2024, can be accessed at http://www.edocumentview.com/BFRI.

You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may simply follow the instructions below to vote. The matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the Meeting.

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QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have made our proxy materials available because the Board of Directors is soliciting your proxy to vote at the Meeting or any adjournments or postponements.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

A:	We are following Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet by mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. You will not receive a paper copy of the proxy materials by mail unless you request it. All stockholders will have the ability to access the proxy materials over the Internet.

Q:	How can I access the proxy materials over the Internet?

A:	Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to:

■	View our proxy materials for the Annual Meeting on the Internet at http://www.edocumentview.com/BFRI; and

■	Instruct us to send our future proxy materials to you by e-mail.

Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

Q:	What proposals are being presented for a stockholder vote at the Meeting?

A:	The following proposals are being presented for stockholder vote at the Meeting:

●	Proposal No. 1- the election of one Class I director to our Board of Directors to serve until the 2028 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal; and

●	Proposal No. 2 – approval of an amendment to our Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of our common stock from 35,000,000 to 70,000,000.

●	Proposal No. 3- approval of a proposal to adjourn the Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Share Increase Proposal.

●	Proposal No. 4 – the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors unanimously recommends that you vote “FOR” Dr. Heikki Lanckriet, the Board’s nominee for election as a Class I director, and “FOR” the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025.

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Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will have designated the following individuals as your proxy holders for the Meeting: our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D., our Chief Financial Officer, Eugene Frederick (Fred) Leffler III, and our Corporate Counsel, Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Meeting will be voted in accordance with your specific instructions. If you provide a proxy but do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the election of Dr. Heikki Lanckriet as a Class I director and “FOR” Proposals 2, 3, and 4. With respect to any other proposal that properly comes before the Meeting, the proxy holders will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

Q:	Who can vote at the Meeting?

A:	Only stockholders of record at the close of business on the record date will be entitled to vote at the Meeting. At the close of business on the record date, there were 9,446,197 shares of Common Stock outstanding, representing a total of 9,446,197 votes entitled to be cast at the Meeting, and 9,724 shares of Preferred Stock outstanding, representing 499,468 votes entitled to be cast at the Meeting. The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date and vote as a single class.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. Whether or not you plan to attend the Meeting, we urge you to submit a proxy as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

If you wish to vote at the Meeting, you will be required to obtain and submit to the Company a “legal proxy” in your name from your broker, bank, or other agent before the meeting by following the instructions you receive from your broker, bank, or other agent. For more information on submitting a legal proxy, please see the Question “How can I attend the Meeting with the ability to ask a question and/or vote?” below.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares of Common Stock and Preferred Stock owned by you as of the close of business on the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

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Q:	How many votes am I entitled to?

A:	Common Stock

Each share of Common Stock is entitled to one vote on the matters presented at the Meeting.

Preferred Stock

Pursuant to the Certificate of Designation that created the Preferred Stock, if you hold any shares of Preferred Stock as of the close of business on the record date you are entitled to vote those shares of Preferred Stock on an as-converted basis, up to the beneficial ownership limitation elected by you. The exact number of additional votes on the matters presented at the Meeting will vary from holder to holder and will be indicated on the enclosed proxy card.

Q:	How may I vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote your shares by mail, internet or telephone, or by voting at the Meeting. We urge you to vote your shares by proxy before the Meeting to ensure that your vote is counted.

●	By mail. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. To vote your shares using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, your shares will be voted as you direct.

●	By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and 16-digit control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you requested and received a physical copy of the proxy materials). Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on June 11, 2025 to be counted.

●	By voting at the Meeting. You may vote your shares during the virtual-only Meeting. See the instructions in the Notice of the Annual Meeting to attend the meeting virtually and vote your shares. To vote during the virtual-only Meeting, you will need the 16-digit control number from the enclosed proxy card.

If you are a holder of Preferred Stock and you vote by any of the means listed above, all of the votes you are entitled to based on your holdings of Common Stock and Preferred Stock as of the record date will be voted in the manner you instruct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

If you wish to vote at the Meeting, you will be required to obtain and submit to the Company a legal proxy in your name from your broker, bank, or other agent before the meeting by following the instructions you receive from your broker, bank, or other agent. For more information on submitting a legal proxy, please see the Question “How can I attend the Meeting with the ability to ask a question and/or vote?” below.

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Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by returning a proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, your broker or nominee will be able to vote your shares only on proposals that are “routine” matters. At the Meeting, only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 4) is considered a routine matter. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. Accordingly, we urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a legal proxy from your broker or other nominee in order to vote your shares electronically at the Annual Meeting. This ensures that your shares will be voted at the Meeting in the manner you desire.

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” the election of Dr. Heikki Lanckriet as a Class I director and “FOR” Proposals 2, 3, and 4. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the vote at the Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801; or (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable. You may also revoke your proxy by attending and voting at the virtual-only Meeting.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or bank.

If you are a holder of Preferred Stock and you change your vote or revoke your proxy at any time before the final vote at the Meeting, your actions will apply to all of the votes you are entitled to cast.

Q:	Who can help answer my questions?

A:	If you have any additional questions about the Meeting or how to vote, submit a proxy or revoke your proxy, or you need physical copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary in writing at Biofrontera Inc., 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

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Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Meeting requires a quorum. A quorum will be present if holders of shares representing one-third of the voting power of our shares issued and outstanding on the record date are present at the Meeting, except as otherwise required by law. Abstentions, votes withheld, and shares held by brokers that are voted on any matter will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum. Shares held by brokers or other nominees that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is not present at the Meeting, then any officer entitled to preside at or to act as secretary of such meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called Meeting.

Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when a broker, bank or other nominee or intermediary holding shares in street name submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the non-routine matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs.

Q:	What are the voting requirements for each Proposal?

A:	Proposal No. 1: A nominee for election as a director will be elected if he or she receives the most votes (also known as a “plurality” of the votes cast). You may vote either FOR a nominee or WITHHOLD your vote from a nominee. Votes that are withheld and broker non-votes on this matter will not be included in the vote tally for the election of the director and will have no effect on the results of this vote.

Proposal No. 2: The affirmative vote of a majority of the voting power of the shares of the Company that are outstanding and entitled to vote on the matter at the Meeting is required to approve the Share Increase Proposal. Abstentions will have the same effect as a vote against the Share Increase Proposal. Broker non-votes, if any, will also have the same effect as a vote against the Share Increase Proposal.

Proposal No. 3: The affirmative vote of a majority of the votes cast on this proposal is required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

Proposal No. 4: The affirmative vote of a majority of the votes cast on this proposal is required to ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions and broker non-votes will have no effect on the results of this vote.

Q:	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the Proxy Statement?

A:	You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all of your shares are represented and voted at the Meeting.

Q:	Where can I find the voting results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K, to be filed with the Securities and Exchange Commission following the Meeting.

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Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders will vote your shares on any additional matters properly presented for a vote at the Meeting in accordance with recommendations of the Board of Directors, to the extent permitted by applicable laws and regulations.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on the record date is entitled to be voted on all items being voted on at the Meeting, with each share being entitled to one vote on each matter. As of the record date, 9,446,197 shares of Common Stock were issued and outstanding.

As of the record date there are 9,724 shares of Preferred Stock issued and outstanding, with the holders of Preferred Stock entitled to cast an aggregate of 499,468 votes (not including the votes they may cast with respect to any Common Stock that they hold).

The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date and vote as a single class. The total number of votes that are entitled to be cast by the holders of our Common Stock and Preferred Stock at the Meeting are 9,945,665.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., serving as inspector of elections, will tabulate the votes.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The Board of Directors is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and we may reimburse them for their reasonable expenses incurred in so doing.

Q:	How can I attend the Meeting with the ability to ask a question and/or vote?

A:	The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast.

As a stockholder of record as of the record date, you will be able to attend the Annual Meeting online, ask a question and vote by visiting meetnow.global/M4T9RH6 and following the instructions on your Notice of Internet Availability of Proxy Materials or proxy card.

If you are a beneficial holder holding your shares through an intermediary and want to attend the Annual Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Annual Meeting

Submit proof of your legal proxy from your broker or bank reflecting your Biofrontera Inc. holdings along with your name and email address to Computershare.

Requests for registration as set forth above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 11, 2025. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a legal proxy, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Biofrontera Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Annual Meeting

Please go to meetnow.global/M4T9RH6 for more information on the available options and registration instructions.

The online meeting will begin promptly at 10:00 a.m., Eastern Time on June 12, 2025. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding the members of our Board of Directors (ages as of the date of this Proxy Statement):

Name	Age	Position(s)	Since
Prof. Hermann Luebbert, Ph.D.	69	Chief Executive Officer and Chairman of the Board of Directors	November 2021
John J. Borer III, J.D.	67	Director	November 2021
Beth J. Hoffman, Ph.D.	68	Director	November 2021
Kevin D. Weber	67	Director	March 2022
Heikki Lanckriet, Ph.D.	47	Director	July 2023

Nomination for Election as Class I Director

Heikki Lanckriet, Ph.D. became a member of our Board of Directors in July 2023. Dr. Lanckriet currently serves as Chief Executive Officer and Chief Scientific Officer of 4basebio PLC, UK, a publicly traded company (spun out of Expedeon AG in 2021) that engages in the research, development, manufacturing and commercialization of synthetic DNA and RNA products, and targeted non-viral vector solutions. In 2020, Dr. Lanckriet led the sale of Expedeon’s proteomics and immunology business to Abcam PLC. He also has served as a director of Biofrontera AG since December 2021. Previously, Dr. Lanckriet was Founder and Chief Scientific Officer of Novexin, later transitioning to Chief Operating Officer. Dr. Lanckriet also held roles as Chief Executive Officer and Chief Scientific Officer at 2invest AG and Sygnis AG. Dr. Lanckriet holds a Ph.D. in Chemical Engineering from the University of Cambridge in the U.K. and a M.Eng. in Chemical Engineering from the University of Ghent in Belgium. He has authored several scientific papers that have been published in peer-reviewed medical and scientific journals and is a named inventor on a multitude of patents.

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Directors Continuing in Office

Class II Directors (Term Expires at the 2026 Annual Meeting)

Beth J. Hoffman, Ph.D. became a member of our Board of Directors in November 2021. Dr. Hoffman is the founder, and, since 2015, has been the President and Chief Executive Officer, of Origami Therapeutics, Inc., located in San Diego, California. Dr. Hoffman has over 20 years of experience in drug discovery and development. Dr. Hoffman has made major contributions to the launch of two first-in-class drugs and two best-in-class drugs for Cystic Fibrosis. Dr. Hoffman holds her Ph.D. in Biology from The Johns Hopkins University in Baltimore, Maryland.

Kevin D. Weber became a member of our Board of Directors in March 2022. Mr. Weber is an experienced pharmaceutical executive who brings to Biofrontera more than 30 years of executive and commercialization experience with a particular expertise in product marketing. He has worked in a range of therapeutic areas including clinical and aesthetic dermatology, pain management, inborn errors of metabolism and respiratory medicine. In 2022, he retired from his position as a Principal at Skysis, a biotech-focused brand management consulting practice. He previously served as CEO of Paraffin International. Prior to Paraffin, Mr. Weber served in senior executive and marketing roles at Depomed, Hyperion Therapeutics and Medicis Pharmaceuticals. From 2016 to 2021, Mr. Weber served as a member of the supervisory board of Biofrontera AG. Mr. Weber previously served on the Boards of Directors of the American Academy of Pain Medicine Foundation, the American Chronic Pain Association and the Arizona Bioindustry Association. He holds a B.S. in Business Administration from Western Michigan University.

Class III Directors (Term Expires at the 2027 Annual Meeting)

John J. Borer III, J.D. became a member of our Board of Directors in November 2021. Since 2012, he has been the Senior Managing Director and Co-Head of Investment Banking at The Benchmark Company, LLC. He was formerly the Chief Executive Officer and Head of Investment Banking at Rodman & Renshaw and has held senior positions at Security Pacific Business Credit and Barclays American Business Credit. Mr. Borer has also served on the Supervisory Board of Biofrontera AG since May 2016 until December 2021. He holds a Juris Doctor from Loyola Law School in Los Angeles, California and a B.S. in Agricultural Economics from The University of California, Davis.

Prof. Hermann Luebbert, Ph.D. is currently serving as the Company’s Chief Executive Officer and Chairman (since May 2023). He has served as the Company’s Executive Chairman since November 2021 and as Chairman of its Board of Directors since March 2015. Prof. Luebbert also served as the Chief Executive Officer of the Company from March 2015 until January 2020 and from March 2021 until November 2021. Prof. Luebbert founded Biofrontera AG in 1997, and, until December 2021, Prof. Luebbert served as the chief executive officer of Biofrontera AG, chairman of the management board of Biofrontera AG, and as a managing director of all subsidiaries of Biofrontera AG. He studied biology at the University of Cologne in his hometown of Cologne, Germany and received his doctorate there in 1984. Following 3.5 years in academic research at the University of Cologne and the California Institute of Technology, he gained experience in managing a global research organization for ten years at Sandoz, where he served as Head of Genome Research, and Novartis Pharma AG, where he served as a member of the global Neuroscience Research Management Team. He qualified as a university lecturer at the Swiss Federal Institute of Technology (ETH) Zurich and, in addition to his engagements at Biofrontera, held a professorship for animal physiology at the Ruhr-University Bochum from which he retired in February 2022.

Family Relationships

There are no family relationships between any director or executive officer.

Board and Stockholder Meeting Attendance

During the year ended December 31, 2024, there were 39 Board meetings. All our directors attended at least 90% of the total number of meetings of the Board and any committee(s) of the Board on which such director served during the time each such individual director was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders. Four of our directors attended the 2024 Annual Meeting.

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Composition of our Board of Directors

Our Board of Directors currently consists of five members. Our directors hold office until their respective successors have been elected and qualified or until their earlier resignation, removal, disqualification or death. In addition, our certificate of incorporation and bylaws provide for a classified Board of Directors consisting of three classes of directors, each serving staggered three-year terms as follows:

●	our Class I director is Dr. Lanckriet, whose term will expire at the 2025 annual meeting of stockholders (and is currently standing for election as a Class I director for a term that will expire at the 2028 annual meeting of stockholders);

●	our Class II directors are Mr. Weber and Dr. Hoffman, whose terms will expire at the 2026 annual meeting of stockholders; and

●	our Class III directors are Mr. Borer and Prof. Luebbert, whose terms will expire at the 2027 annual meeting of stockholders.

Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.

Pursuant to securities purchase agreements we entered into with certain investors in February 2024, we have agreed to appoint up to two additional directors to our Board of Directors, each of whom shall be designated by one of the investors. No such appointment has been made as of the date of this Proxy Statement.

Board Leadership

Our Board of Directors has the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined. The Board of Directors makes this decision based on its evaluation of the circumstances and the Company’s specific needs from time to time. Currently, Prof. Luebbert serves as the Company’s Chairman and Chief Executive Officer. The Board of Directors has determined that combining these roles is the best leadership structure for the Company at this time because of Prof. Luebbert’s experience with the Company’s business and industry, as well as his ability to effectively identify strategic priorities of the Company and facilitate execution of the Company’s strategy. The Board of Directors may decide to separate the roles of the Chairman and Chief Executive Officer if it believes that separation is the best leadership structure for the Company in the future. The Board of Directors has not designated a lead independent director.

Director Independence

Our Board of Directors periodically reviews the independence of our directors and considers whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out his or her responsibilities. In addition to affirmatively determining that each of Mr. Borer, Dr. Hoffman and Mr. Weber satisfies the general independence requirements under the rules of Nasdaq, in the case of members of the audit committee and compensation committee, our Board of Directors has also affirmatively determined that such members satisfy the additional independence requirements and standards imposed by the SEC and Nasdaq for members of the audit and compensation committees, respectively.

Committees of Our Board of Directors

Our Board of Directors directs the management of our business and affairs, as provided by Delaware law, and conducts its business directly and through its standing committees. Our standing committees are the audit committee, nominating and corporate governance committee, and compensation committee. In addition, special committees may be established by the Board of Directors when necessary to address specific matters. Our standing committees’ charters are available on our website at https://www.biofrontera-us.com/.

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Audit Committee

Our audit committee consists of Mr. Borer (Chairperson), Dr. Hoffman, and Mr. Weber. The audit committee’s duties, which are specified in its charter, include:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Annual Report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	overseeing risks associated with cybersecurity threats;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

During the year ended December 31, 2024, our audit committee held four meetings.

Heightened Requirements for Audit Committee Members

Each member of the audit committee is able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. None of the audit committee members has participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Board of Directors has determined that Mr. Borer qualifies as (i) an “audit committee financial expert,” as defined under rules and regulations of the SEC, and (ii) a financially sophisticated audit committee member under Rule 5605(c)(2)(A) of the Nasdaq rules.

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Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Hoffman (Chairperson), Mr. Borer, and Mr. Weber. The committee’s charter details the principal functions of the nominating and corporate governance committee, including:

●	identifying, considering and recommending candidates for membership on our Board of Directors;

●	overseeing the process of evaluating the performance of our Board of Directors; and

●	advising our Board of Directors on other corporate governance matters.

To fulfill these responsibilities, the committee annually assesses the requirements of the Board and makes recommendations to the Board regarding its size, composition, and structure. In determining whether to nominate a candidate (including incumbent directors) for election, the committee evaluates each candidate in light of the current assessment of the Board’s requirements. When the need to fill a new Board seat or vacancy arises, the Committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, which may include engaging an outside search firm or considering recommendations from stockholders, directors, and executive officers.

Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Communications with our Board of Directors,” and should include the full name of the proposed nominee and any additional information pertinent to the recommendation, such as a description of the proposed nominee’s business experience, biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission should be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

The nominating and corporate governance committee and the Board of Directors have not established any specific minimum qualification standards for director nominees (including diversity characteristics); rather, in evaluating the suitability of individuals for board membership, the nominating and corporate governance committee and the Board of Directors consider the way in which it believes the individual can assist the Company in pursuing its goals and advancing its strategies. During the year ended December 31, 2024, our nominating and corporate governance committee held two meetings.

Compensation Committee

Our compensation committee consists of Mr. Weber (Chairperson), Mr. Borer, and Dr. Hoffman. Our compensation committee charter details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer (and Executive Chairman, when applicable), evaluating the performance of our President and Chief Executive Officer (and Executive Chairman, when applicable) in light of such goals and objectives, and determining and approving the remuneration (if any) of our President and Chief Executive Officer (and Executive Chairman, when applicable) based on such evaluation;

●	reviewing and approving the compensation of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements pertaining to executive compensation matters;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements (if any) for our executive officers and other employees; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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The compensation committee uses its business judgment and other resources it deems appropriate in executing its duties, including establishing our compensation philosophy and policies, overseeing the implementation of executive officer and non-employee director compensation programs and overseeing disclosures regarding compensation in our SEC filings. In executing its duties, the compensation committee considers many factors, including market comparisons using data derived from third party resources, competitive considerations, executive expectations and executive performance. As of the date of this Proxy Statement, the compensation committee has not delegated any of its responsibilities to other parties.

The compensation committee reviews and recommends to our Board for determination the compensation of our Chief Executive Officer. In addition, our CEO separately submits recommendations to the compensation committee regarding all other executive officers for use by the compensation committee in making recommendations to the Board concerning their base salary and incentive compensation.

The compensation committee did not engage any compensation consultants in 2024.

Our compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

During the year ended December 31, 2024, our compensation committee held five meetings.

Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property, as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our other filings with the SEC. Management is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board of Directors in overseeing the management of our risks is conducted primarily through committees of the Board of Directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Each committee, or the full Board of Directors, as appropriate, discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate risk oversight, particularly with respect to risk interrelationships.

Risk Considerations in our Compensation Program

We conduct assessments of our compensation policies and practices for our employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.

Policy on Insider Trading and Hedging Transactions

We have an insider trading policy that governs the purchase and sale or other disposition of our securities by our directors, officers and employees and their respective immediate family members and acquaintances. Our insider trading policy is designed to promote compliance with insider trading laws, rules and regulations, as well as Nasdaq listing standards. Among other things, the insider trading policy (i) prohibits trading in our securities, as well as securities of the companies in which we do business, by persons covered by the policy when in possession of material non-public information; (ii) provides for “blackout periods” during which certain individuals are prohibited from transacting in our securities; and (iii) requires certain individuals, including all executive officers and directors, to follow pre-clearance procedures before engaging in any transaction in the Company’s securities, including any “hedging” transactions such as prepaid variable forwards, equity swaps, or collars or any other transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities. The full text of our insider trading policy was filed as Exhibit 19.1 to our 2024 Annual Report on Form 10-K.

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Timing of Certain Equity Awards

From time to time, we may grant equity awards, including stock options or stock appreciation rights. Although we do not have a formal policy with respect to the timing of our equity award grants, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of employee compensation from said awards.

During fiscal 2024, we did not grant any stock options or similar awards to any of our NEOs during any period beginning four business days before and ending one business day after the filing of any report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.

Code of Ethics and Code of Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.biofrontera-us.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Communications with our Board of Directors

Stockholders who wish to communicate with our board of directors may do so by sending written communications to our Corporate Secretary addressed as follows: Biofrontera Inc., Attn: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, MA 01801, or via e-mail to annualmeeting@bfri.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our board of directors or to any individual director to whom the communication is addressed unless the communication is, in the discretion of the Corporate Secretary, unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.

EXECUTIVE OFFICERS

Name	Age	Position(s)
Prof. Hermann Luebbert, Ph.D.	69	Chief Executive Officer and Chairman
Fred Leffler	41	Chief Financial Officer

For information as to the business history of Prof. Hermann Luebbert, Ph.D., see the section entitled “Board of Directors and Corporate Governance – Nominations for Election as Class III Directors” set forth in this Proxy Statement above.

Our current non-director executive officer biographical information is as follows:

Fred Leffler has served as Biofrontera Inc’s Chief Financial Officer since October 2022. Mr. Leffler is an experienced financial executive with 15 years of leadership, financial management, consultancy and operations experience across a range of private and public organizations, including growth-stage, private equity and Fortune 100 companies. Prior to joining the Company, Mr. Leffler served as a Senior Manager at McKinsey & Company since January 2022 as well as in different capacities, including Associate and Senior Manager from September 2015 to November 2019. Prior to rejoining McKinsey & Company, Mr. Leffler served as the Senior Director, Corporate Finance & Restructuring of FTI Consulting from August 2020 to January 2022. Prior to joining FTI Consulting, he served as Vice President, Data & Analytics of Rockcreek from November 2019 to August 2020. Earlier in his career, Mr. Leffler held various financial positions at General Electric and Sun Edison. Fred received his Bachelor of Science, Business Administration (BSBA) degree from the Ohio State University Fisher School of Business, and his Master of Business Administration (MBA) from Duke University’s Fuqua School of Business.

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EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the year ending December 31, 2024, our “named executive officers” (or “NEOs”) and their positions were as follows:

●	Prof. Hermann Luebbert, Ph.D., our Chief Executive Officer and Chairman (formerly our Executive Chairman); and
●	Fred Leffler, our Chief Financial Officer.

Summary Compensation Table

Executive Compensation during the years ended December 31, 2024 and 2023 was as follows:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Prof. Hermann Luebbert Ph.D., Chairman and	2024	482,007	296,607	291,500	226,628	-	-	6,175	1,302,917
Chief Executive Officer	2023	470,500	258,846	-	-	-	-	3,879	733,225
Fred Leffler,	2024	364,194	138,308	185,500	144,218	-	-	406	832,626
Chief Financial Officer	2023	355,000	23,212	-	63,100	-	-	366	441,678

Narrative Disclosure to Summary Compensation Table

Executive Compensation Arrangements

The following summarizes the material terms of the employment offer letters and employment agreements with each of our NEOs. As of December 31, 2024, we had employment agreements in place with Prof. Luebbert and Mr. Leffler.

Luebbert Employment Agreement

On October 1, 2021, we entered into an amended employment agreement with Prof. Luebbert that became effective on December 14, 2021. Prof Luebbert’s agreement, which was most recently amended on November 11, 2024, provides a base salary of $468,500 (subject to increases approved by the Board of Directors), with eligibility to receive a cash bonus of up to 65% of his base salary upon the attainment of performance goals set in advance by the Board of Directors. The actual amount of any bonus shall depend upon the level of achievement of set targets. No bonus will be paid if our Board of Directors determines that the target achievement of the respective year was below 70%. We also agree to allow Prof. Luebbert to participate in any benefit programs we make available to our employees.

Upon termination of employment by the Company other than termination for “cause” (as such term is defined in the employment agreement), Prof. Luebbert shall be entitled to a severance payment equal to one twelfth of his then-current annual base salary for each full year of employment (including Biofrontera AG, as a past affiliate of the Company); provided, however, that such payment shall not exceed two full years of Prof. Luebbert’s then-current base salary. If Prof. Luebbert is terminated from his employment without “cause” within three months prior to or 12 months after a “change in control” (as such term is defined in the employment agreement), he will be entitled to certain benefits pertaining to continuing health insurance coverage and may receive an enhanced severance payment equal to two years of his current base salary and target annual bonus.

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Leffler Employment Agreement

On October 3, 2022, we entered into an employment agreement with Mr. Leffler pursuant to which he agreed to serve as our Chief Financial Officer. The employment agreement entitles Mr. Leffler to, among other benefits: (1) an annual base salary of $355,000 (subject to increases approved by the Board of Directors), (2) a bonus of up to 40% of his base salary, upon attainment of performance goals set in advance by the Chief Executive Officer and (3) receipt of 100,000 stock options, subject to same vesting schedule and other terms, conditions and restrictions imposed upon all awards under the Company’s employee stock option program. This agreement was subsequently amended on May 10, 2024 to increase Mr. Leffler’s annual base salary to $371,000.

The employment agreement also permits Mr. Leffler to participate in any benefit program we make available to our employees. In the event that Mr. Leffler is terminated from his employment without “cause” or he resigns for “good reason” outside of periods during which provisions related to a “change in control” (as such terms are defined in the employment agreement) are in effect, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Leffler will become entitled to a lump sum payment in an amount equal to one-twelfth of his annual base salary for each full year of employment; further provided that such payment will not be less than six months of, nor more than two full years of, his then-current base salary. Under the employment agreement, if Mr. Leffler is terminated from his employment without “cause” or he resigns for “good reason” within three months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

Equity Awards

Our executives hold outstanding options and restricted stock unit awards that were awarded since our initial public offering in 2021. These awards are described in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below and in Note 15, Equity Incentive Plans and Share-Based Payments of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024.

Our 2021 Omnibus Incentive Plan (the “2021 Plan”) provides for the issuance of stock option awards to our eligible employees (including our NEOs). The 2021 Plan is a stock incentive plan under which we may offer securities of the Company to our employees. The 2021 Plan is not subject to any provisions of the U.S. Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of Internal Revenue Code of 1986, as amended. The 2021 Plan permits us to satisfy any awards under the 2021 Plan by distributing to participants (1) authorized and unissued shares of Biofrontera common stock, (2) shares of common stock held in the Biofrontera treasury, (3) shares of Biofrontera common stock purchased on the open market, or (4) shares of Biofrontera common stock acquired through private purchase.

The details of each award discussed in this section have been adjusted to account for the Company’s reverse stock split that was effective as of July 3, 2023 (the “Reverse Stock Split”).

Prof. Luebbert’s Stock Option Award

On December 9, 2021, Prof. Luebbert was granted an option to purchase 5,669 shares of our common stock under the terms of the Plan, at an exercise price of $95.40 per share (the “2021 Options”). Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on December 9, 2022.

On May 18, 2022, Prof. Luebbert was granted an option to purchase 9,542 shares of our common stock under the terms of the Plan, at an exercise price of $52.20 per share (the “2022 Options”). Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on May 18, 2023.

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On July 12, 2024, Prof. Luebbert was granted an option to purchase 275,000 shares of our common stock under the terms of the Plan, at an exercise price of $1.38 per share. Subject to Prof. Luebbert’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on July 15, 2025.

In the event of the Prof. Luebbert’s death, disability, or termination for good reason while any portion of the option remains unvested, the option will become immediately vested and exercisable with respect to 100 percent of the option shares as of the date of such occurrence. In the event of termination for “cause,” Prof. Luebbert will forfeit immediately the vested and unvested portions of the option. In the event of termination for any other reason, the unvested portion of the option will be forfeited as of the termination date, and the vested portion will expire on the earlier of the last day of the applicable option period or the 90th day following the termination date.

Prof Luebbert’s Award of Restricted Stock Units

On May 18, 2022, Prof. Luebbert also received a grant of 9,542 restricted stock units under the terms of the Plan, and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on May 18, 2023. Accordingly, 4,771 restricted stock units vested on May 18, 2023 and settled in shares.

On July 12, 2024, Prof. Luebbert received a grant of 275,000 restricted stock units under the terms of the Plan, and subject to the applicable award agreement between Prof. Luebbert and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on July 12, 2025.

Mr. Leffler’s Stock Option Award

Pursuant to his employment agreement, on January 10, 2023, Mr. Leffler received an option to purchase 5,000 shares of our common stock under the terms of the Plan at an exercise price of $19.40 (the “2023 Option”). Subject to Mr. Leffler’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on January 10, 2024.

On July 12, 2024, Mr. Leffler was granted an option to purchase 175,000 shares of our common stock under the terms of the Plan, at an exercise price of $1.38 per share. Subject to Mr. Leffler’s continued employment through the applicable vesting date, the options vest in three equal annual installments beginning on July 15, 2025.

Mr. Leffler’s Restricted Stock Units

On July 12, 2024, Mr. Leffler received a grant of 175,000 restricted stock units under the terms of the Plan, and subject to the applicable award agreement between Mr. Leffler and the Company. Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal installments beginning on July 12, 2025.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth as of the end of fiscal year 2024 all outstanding equity awards held by our NEOs as adjusted for the Reverse Stock Split:

	Option Awards				Stock Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(5)
Prof. Hermann Luebbert, Ph.D.
Stock options	5,669	-	95.40	12/9/2031	-	-
Stock options (1)	6,298	3,244	52.20	05/18/2032	-	-
Stock options (2)	-	275,000	1.38	07/12/2034	-	-
Restricted stock units (3)	-	-	-	-	275,000	$299,750
Fred Leffler
Stock options (4)	1,650	3,350	19.40	01/10/2033	-	-
Stock options (2)	-	175,000	1.38	07/12/2034	-	-
Restricted stock units (3)	-	-	-	-	175,000	$190,750

(1)	The options began to vest in three equal annual installments on May 18, 2023.
(2)	The options began to vest in three equal annual installments on July 12, 2025.
(3)	Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units vest in two equal annual installments beginning on July 12, 2025. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash, within 60 days of the vesting date.
(4)	The options began to vest in three equal annual installments on January 10, 2024.
(5)	Based on the price per share of our common stock as of the close of business on December 31, 2024, which was $1.09.

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Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2024.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	1,808,718	3.88	1,915,602

Incentive Compensation Clawback

Effective October 2, 2023, the Board of Directors updated our compensation recovery policy in accordance with the requirements of the Nasdaq listing standard adopted pursuant to SEC rules (the “Clawback Policy”). The Clawback Policy provides, among other things, that we will seek to recover any erroneously awarded incentive-based compensation received by covered executives of the Company (which are determined from time to time by the compensation committee of the Board and includes current and former executive officers) during the three completed fiscal years preceding any date on which we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws.

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Director Compensation

Director compensation for the year ended December 31, 2024 is shown in the table below:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Prof. Hermann Luebbert, Ph.D.	$-	$-	$-
Kevin Weber	59,250	15,720	74,970
John J. Borer III, J.D.	76,250	15,720	91,970
Beth J. Hoffman, Ph.D.	64,250	15,720	79,970
Heikki Lanckriet, Ph.D.	40,250	15,720	55,970

Narrative to Director Compensation Table

Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy each director who is not an employee is paid cash compensation as set forth below:

Annual Retainer
Board of Directors:
All non-employee members	$40,250
Additional retainer for non-executive chairperson	$30,000
Audit Committee:
Members	$8,000
Additional retainer for chair	$8,000
Compensation Committee:
Members	$6.000
Additional retainer for chair	$9,000
Nominating and Corporate Governance Committee:
Members	$5,000
Additional retainer for chair	$5,000

These fees are payable in four equal quarterly installments, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board of Directors or any committee of the Board of Directors. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our Board of Directors and committee meetings.

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PROPOSAL NO. 1-ELECTION OF CLASS I DIRECTOR

In accordance with our certificate of incorporation and bylaws, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal. Heikki Lanckriet, Ph.D. is the Class I director whose term expires at the Meeting. Dr. Lanckriet has been nominated, and has agreed to stand, for re-election to our Board to serve as a Class I director until the 2028 annual meeting of stockholders and until a successor is duly elected and qualified or until the earlier of his death, resignation, or removal.

Required Vote of Stockholders

The Class I director nominee who receives the highest number of votes “FOR” election by holders of our common stock that are entitled to vote at the Meeting on the election of directors will be elected as the Class I director, provided that a quorum is present. Withhold votes and broker non-votes will have no effect on this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the election of the nominee listed above as the Class I director nominee.

We have no reason to believe that the nominee will be unable to serve. In the event that the nominee is unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by our Board. Information relating to the nominee, including period of service as a director, principal occupation and other biographical material is provided above in the section titled “Board of Directors and Corporate Governance.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” HEIKKI LANCKRIET, PH.D. FOR ELECTION AS CLASS I DIRECTOR.

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PROPOSAL NO. 2 – SHARE INCREASE PROPOSAL

Our Amended and Restated Certificate of Incorporation, as amended (our “Certificate of Incorporation”), currently authorizes the issuance of 35,000,000 shares of Common Stock, par value $0.001 per share. On April 18, 2025, our Board adopted resolutions to amend the Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of our Common Stock to 70,000,000 shares (the “Share Increase Amendment”). The additional 35,000,000 shares of Common Stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The Share Increase Amendment is not intended to modify the rights of existing stockholders in any material respect. The holders of Common Stock are not entitled to preemptive rights or cumulative voting. No other changes to our Certificate of Incorporation are being proposed, including with respect to the number of authorized shares of our preferred stock, which is 20,000,000 shares. Currently, there are 3,131 shares of Series B-2 Convertible Preferred Stock and 6,763 shares of Series B-3 Convertible Preferred Stock issued and outstanding.

The Board is asking stockholders to approve the Share Increase Proposal. The Share Increase Amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The proposed form of the Certificate of Amendment is set forth as Appendix A to this Proxy Statement, but the text of the Certificate of Amendment is subject to modification to include such changes as may be required by the General Corporation Law of the State of Delaware (the “DGCL”) and as the Board may deem necessary and advisable to effect the Share Increase Amendment. We expect such filing to be made as soon as practicable after the approval by the stockholders of the Share Increase Proposal. If the Share Increase Proposal is not approved, the Share Increase Amendment will not become effective and the Certificate of Incorporation will continue to exist in its current form.

Reasons for the Share Increase Amendment

Offering Obligations

On November 21, 2024, the Company entered into a securities purchase agreement with certain of its principal stockholders providing for the offering (the “Convertible Notes Offering”) of $4.2 million in aggregate principal amount of the Company’s 10.0% Senior Secured Convertible Notes (the “Notes”). The Notes bear interest at 10.0% per annum, payable in-kind (“PIK interest”) through the issuance of additional principal on a quarterly basis.

The Notes may be converted at any time into shares of the Company’s Common Stock at a conversion price of $0.78 per share, subject to customary adjustments for stock splits, stock dividends and recapitalizations. A maximum of 5,384,615 shares of Common Stock may be issued upon conversion of principal plus additional shares for PIK interest under the Notes. The Notes require that the Company, for so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of the Notes, the maximum number of shares of Common Stock issuable upon the conversion thereof.

The Notes mature on November 22, 2027, unless earlier converted or repurchased. The Company may not redeem the Notes prior to maturity. Upon maturity, the Company will pay holders of the Notes an amount in cash representing all of the outstanding aggregate principal amount of the Notes, together with any accrued and unpaid interest. Alternatively, the entire amount of the Notes then outstanding will be automatically converted into shares of Common Stock if the 10-day volume weighted average price of a share of the Company’s Common Stock on Nasdaq is greater than 250% of the conversion price, and certain other conditions are met.

The Notes provide for customary events of default and contain conversion limitations, providing that no conversion may be made if the aggregate number of shares of Common Stock beneficially owned by a holder would exceed 9.99% immediately after conversion. In the event of a default, the interest will increase to 15% per annum from the date of written notice from the holder.

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The Notes are secured by substantially all property of the Company, including but not limited to the Company’s assets, inventory, intellectual property and accounts.

As of December 31, 2024, the outstanding balance of the Notes was $4.1 million, including PIK interest, net of unamortized issuance costs of $0.1 million.

See Note 11, Debt - Convertible Notes Payable of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for more information relating to the Convertible Notes Offering and the Notes.

Future Needs of Our Business

Our Board believes it is in the best interests of the Company and our stockholders to increase our authorized shares of Common Stock in order to have shares, in addition to those needed for the conversion of the Notes, available for use as our Board deems appropriate or necessary. The Share Increase Amendment would provide the Company with greater flexibility with respect to managing its Common Stock in connection with such corporate purposes as may, from time to time, be considered advisable by our Board. These corporate purposes could include financing activities, including public or private offerings of Common Stock, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our incentive plans, establishing a strategic relationship with a corporate collaborator, and acquisition transactions. Having an increased number of authorized but unissued shares of Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization (except as may be required by applicable law or rules of Nasdaq). Our Board will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes.

If the Share Increase Proposal is not approved, we may not be able to raise future capital without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could limit or eliminate our ability to opportunistically capitalize on favorable market windows, which could delay or preclude our ability to advance our product candidate development and potential commercialization efforts. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management and clinical personnel, and if the Share Increase Proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation Committee of the Board deems appropriate could adversely impact our ability to achieve these goals.

The Board believes that the proposed increase in authorized Common Stock will make sufficient shares available to fulfill the Company’s obligations with respect to the Convertible Notes Offering and to provide the additional flexibility necessary to pursue our strategic objectives. As of the date of this Proxy Statement, other than in connection with the Notes, we have no plans, arrangements or understandings regarding the issuance of any additional shares of Common Stock that would be authorized pursuant to this proposal, and there are no negotiations pending with respect to the issuance of those shares for any purpose.

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Principal Effects of the Share Increase Amendment

The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of Common stock available for issuance (assuming the Share Increase Amendment were to take effect on April 22, 2025), if approved by our stockholders:

	As of April 22, 2025	Upon Effectiveness of the Share Increase Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	35,000,000	70,000,000
Outstanding shares of Common Stock	9,446,197	9,446,197
Shares of Common Stock authorized for future issuance under the Company’s incentive plan	1,937,489	1,937,489
Shares of Common Stock subject to outstanding equity awards under the Company’s incentive plans	1,786,831	1,786,831
Shares of Common Stock issuable upon exercise of outstanding warrants (excluding the Warrants)	2,269,356	2,269,356
Shares of Common Stock issuable upon conversion of preferred stock	13,740,012	13,740,012
Shares of Common Stock issuable upon exercise of outstanding Unit Purchase Options (1)	20,182	20,182
Shares of Common Stock issuable upon conversion of Notes	5,577,489	5,577,489
Total outstanding shares of Common Stock and shares of Common Stock Reserved	34,777,556	34,777,556
Unreserved shares of Common Stock available for issuance	222,444	35,222,444

(1) Issued in conjunction with the Company’s initial public offering and a private placement in December 2021.

Other than shares that will be reserved for issuance under our existing incentive plan, outstanding warrants, upon conversion of Preferred Stock that has been or may be issued in connection with previous private placements (see the section entitled “Financing Transactions Involving Principal Stockholders” under “Certain Relationships And Related Person Transactions” below), and upon conversion of the Notes, we do not have any arrangements, agreements or understandings that would require the issuance of additional shares of Common Stock.

The Share Increase Amendment will not, by itself, have an immediate dilutive effect on our existing stockholders. However, our Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of Nasdaq. Future issuances of Common Stock or securities convertible into or exchangeable for Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Interests of Directors and Executive Officers

Our directors and executive officers have outstanding equity awards under our incentive plans, and may be granted additional equity awards under these plans, and therefore may be deemed to have an indirect interest in the Share Increase Amendment because, absent the amendment, the Company may not have sufficient authorized shares to make future awards.

Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide stockholders with any such rights.

Required Vote of Stockholders

The approval of the Share Increase Proposal requires the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SHARE INCREASE PROPOSAL.

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PROPOSAL NO. 3 – ADJOURNMENT PROPOSAL

We are asking you to vote to approve one or more adjournments of the Meeting to a later date or dates, if necessary, so that we could solicit additional proxies if there are insufficient votes to approve the Share Increase Proposal at the time of the Meeting or if we do not have a quorum.

If our stockholders approve this Adjournment Proposal, we could adjourn the Meeting and any reconvened session of the Meeting and use the additional time to solicit additional proxies, including proxies from stockholders that have previously returned properly executed proxies voting against the Share Increase Proposal. Among other things, approval of this Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Share Increase Proposal such that the Share Increase Proposal would be defeated, we could adjourn the Meeting without a vote on the approval of the Share Increase Proposal and seek to convince the holders of those shares to change their votes to votes in favor of the Share Increase Proposal. Additionally, we may seek to adjourn the Meeting if a quorum is not present.

Our Board believes that it is in the best interests of the Company and our stockholders to be able to adjourn the Meeting to a later date or dates, if necessary, in the circumstances described above.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes cast on this proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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PROPOSAL NO. 4 –

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of CBIZ CPAs P.C. (“CBIZ CPAs”) as our independent registered public accounting firm for the year ending December 31, 2025. The audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our certificate of incorporation or bylaws, we are submitting the appointment of CBIZ CPAs to our stockholders for ratification as a matter of good corporate governance. If the appointment is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm.

Representatives of CBIZ CPAs will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

2025 Change in Auditor

Based on information provided by Marcum LLP (“Marcum”), CBIZ CPAs acquired the attest business of Marcum, effective November 1, 2024. On April 17, 2025, Marcum resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Board, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

The audit reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal years ended December 31, 2024 and 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 17, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused them to make reference thereto in connection with their reports on the financial statements for such years and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the above statements and requested that Marcum furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 17, 2025, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2025.

During the fiscal years ended December 31, 2024 and 2023 and through April 17, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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2023 Change in Auditor

On May 30, 2023, the Company was notified by Grant Thornton LLP of its resignation as our independent registered public accounting firm effective immediately. Grant Thornton served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021. The audit reports of Grant Thornton on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 30, 2023, there were (i) no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Grant Thornton would have caused them to make reference thereto in connection with their reports on the financial statements for such years; and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that there was a material weakness in internal control over financial reporting reported by the Company related to management’s review of work performed by specialists as of December 31, 2021.

The Company provided Grant Thornton LLP with a copy of the disclosures contained in the Company’s Current Report on Form 8-K filed on June 2, 2023 (the “June 2, 2023 Form 8-K”), and requested Grant Thornton LLP furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the disclosures. A copy of Grant Thornton’s letter, dated June 2, 2023, is filed as Exhibit 16.1 to the June 2, 2023 Form 8-K.

The audit committee originally appointed Marcum to serve as our independent auditor for 2023 on June 16, 2023. Before selecting Marcum, the audit committee carefully considered that firm’s qualifications as an independent registered public accounting firm for us. This included a review of the firm’s efficiency, integrity, and competency in the fields of accounting and auditing. The audit committee determined that it is satisfied with Marcum in all of these respects.

Marcum served as independent registered public accounting firm for us with respect to the re-audit of our consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021 and with respect to the audit of our consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2024.

Audit Fees and Services

Marcum

The following table presents fees for professional audit services rendered by Marcum for the audit of our annual financial statements and other professional services provided for the years ended December 31, 2024 and 2023.

	Years Ended December 31,
Fee Category	2024	2023
Audit Fees (1)	$609,450	$621,810
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$609,450	$621,810

(1) Audit fees consist of fees billed for professional services rendered by Marcum for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1. Audit fees for 2023 exclude $350,000 for professional services rendered in connection with a re-audit of our 2022 financial statements.

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Grant Thornton LLP

Grant Thornton was our independent registered public accounting firm for the period between January 1, 2023 and May 30, 2023. The following table presents fees for professional audit services rendered by Grant Thornton for the audit of our annual financial statements and other professional services provided for that period.

Fee Category	Year Ended December 31, 2023
Audit Fees (1)	$33,600
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total Fees	$33,600

(1) Audit fees consist of fees billed for professional services rendered by Grant Thornton for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1.

Pre-approval Policies

Our audit committee charter requires that the audit committee pre-approve all audit services to be provided to the Company, whether provided by the Company’s principal auditor or other firms, and all other services (review, attest and non-audit) provided to the Company by its independent registered public accounting firm. During the approval process, our audit committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the ratification of CBIZ CPAs as our independent registered public accounting firm for the year ending December 31, 2025.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY CBIZ CPAs AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

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AUDIT COMMITTEE REPORT

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.biofrontera-us.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered accounting firm.

In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2024, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and Marcum, our independent registered public accounting firm;
●	Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the Securities and Exchange Commission; and
●	Received written disclosures and the letter from the independent registered accounting firm regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee and the Audit Committee further discussed with Marcum their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Members of the Biofrontera Inc. Audit Committee

John Borer, J.D. - Chairperson

Beth Hoffman, Ph.D.

Kevin Weber

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are summaries of certain provisions of transactions to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at fiscal year-end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

Transactions Involving the Biofrontera Group

Biofrontera AG held more than 5% of the outstanding shares of our common stock until December 10, 2024. Biofrontera AG includes its consolidated subsidiaries: Biofrontera Pharma GmbH (“Biofrontera Pharma”), Biofrontera Bioscience GmbH (“Biofrontera Bioscience”), Biofrontera Neuroscience GmbH, and Biofrontera Development GmbH (collectively the “Biofrontera Group”). We continue to rely on the Biofrontera Group as the sole supplier of Ameluz® and the RhodoLED® Lamps. Below is a summary of outstanding balances and a description of significant transactions with entities of the Biofrontera Group.

Ameluz® License and Supply Agreement

On February 19, 2024, we entered into the Second Amended and Restated License and Supply Agreement (the “Second A&R Ameluz LSA”), effective as of February 13, 2024, by and among the Company, Biofrontera Pharma, and Biofrontera Bioscience. Among other things, the Second A&R Ameluz LSA amended the license and supply agreement with the Ameluz Licensor to (i) change the Transfer Price (as defined in the Second A&R Ameluz LSA) to 25% through 2025 and then increasing over time pursuant to the schedule set forth in the Second A&R Ameluz LSA to a maximum of 35% starting in 2032, subject to a minimum dollar amount per unit (ii) provide for the transfer of responsibilities for Ongoing Trials (as defined in the Second A&R Ameluz LSA) on June 1, 2024, including the Company assuming related contracts and transferring key personnel from Biofrontera Pharma and Biofrontera Bioscience (collectively, the “Ameluz Licensor”) to the Company, and (iii) make the failure to achieve the applicable Annual Minimum Sales (as defined in the Second A&R Ameluz LSA) a termination event in certain circumstances, unless waived by the Ameluz Licensor.

The Company entered into a Release of Claims with the Ameluz Licensor, dated February 13, 2024, pursuant to which the Company agreed to release The Ameluz Licensor from all claims and liabilities arising out of or relating to any failure by The Ameluz Licensor to perform certain obligations under the Second A&R Ameluz LSA with respect to clinical trials for which the Company assumed responsibility.

On February 9, 2024, Biofrontera was notified that the Ameluz Licensor had initiated a voluntary recall of a limited number of lots of Ameluz® due to a manufacturing defect in the impacted product’s packaging, which is provided by an unaffiliated supplier. In its communications, the Ameluz Licensor confirmed that the recalled product is not likely to cause adverse health consequences. The Company did not bear any financial responsibility for the costs associated with this recall and it did not have a material financial impact on its business as a result of the recall. As of December 31, 2023, in connection with the voluntary recall by the Ameluz Licensor, the Company recorded an inventory write-off of $5.2 million with a corresponding asset for the anticipated replacement from the licensor to other assets, related party. As of July 23, 2024, we received the full amount of the replacement inventory for the recalled Ameluz®.

Purchases of the licensed products from Biofrontera Pharma, inclusive of estimated and actual purchase price adjustments during the years ended December 31, 2024 and 2023 were $8.3 million and $23.4 million, respectively, and recorded in inventories in the consolidated balance sheets, and, when sold, in cost of revenues, related party in the consolidated statements of operations. Amounts due and payable to Biofrontera Pharma as of December 31, 2024 and 2023 were $5.3 million and $8.5 million, respectively, which were recorded in accounts payable, related parties net of applicable accounts receivable in the consolidated balance sheets.

Service Agreements

In December 2021, we entered into an Amended and Restated Master Contract Services Agreement, which provides for the execution of statements of work, by and among the Company, Biofrontera AG, Biofrontera Pharma and Biofrontera Bioscience, primarily for regulatory support and pharmacovigilance. The Services Agreement enables us to continue relying on Biofrontera AG and its subsidiaries for various services it has historically provided to us for as long as we deem necessary. We currently have statements of work in place regarding pharmacovigilance, regulatory affairs, and medical affairs and are continuously assessing the other services historically provided to us by Biofrontera AG to determine (1) if they will be needed, and (2) whether they can or should be obtained from other third-party providers. Expenses related to the Services Agreement were negligible and $0.2 million for the years ended December 31, 2024 and 2023, which were recorded in selling, general and administrative, related party. Amounts due to Biofrontera AG related to the Services Agreement were negligible and $0.1 million as of December 31, 2024 and 2023, respectively which were recorded in accounts payable, related parties in the consolidated balance sheets.

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Clinical Lamp Lease Agreement

On August 1, 2018, the Company executed a clinical lamp lease agreement with Biofrontera Bioscience to provide lamps and associated services. Total revenue related to the clinical lamp lease agreement was negligible and $0.1 million for the years ended December 31, 2024 and 2023, respectively and recorded as revenues, related party. Amounts due from Biofrontera Bioscience for clinical lamp and other reimbursements were negligible and $0.2 million for the years ended December 31, 2024 and 2023, respectively which were offset against accounts payable, related parties.

Other Arrangements

The Company recorded a receivable of $2.8 million as of December 31, 2023, due from Biofrontera AG (presented net in accounts payable, related party) for its 50% share of the balance of a legal settlement for which both parties are jointly and severally liable. There was no interest income recognized in connection with this receivable for the years ended December 31, 2024 and 2023 and the $2.8 million balance was settled against payments for inventory in February 2024.

As of December 31, 2024 and December 31, 2023, our investment, related party consisted solely of 3,019 and 8,450 (as adjusted to account for Biofrontera AG’s 1-21 reverse stock split in 2024), respectively, of common shares of Biofrontera AG. The total investment had minimal value as of December 31, 2024 and $0.1 million as of December 31, 2023

The Company receives expense reimbursement from Biofrontera AG and Biofrontera Bioscience on a quarterly basis for costs incurred on behalf of these entities, which are netted against expenses incurred within selling, general and administrative expenses. Total expense reimbursements were $0.3 million and $0.7 million for the years ended December 31, 2024 and 2023, respectively.

As of December 31, 2024, any receivable amounts for related party transactions among the Company, Biofrontera Pharma, Biofrontera Bioscience and Biofrontera AG were offset against accounts payable, related parties in accordance with the Addendum.

Financing Transactions Involving Principal Stockholders

On February 19, 2024, the Company entered into a securities purchase agreement (the “Preferred Purchase Agreement”), with certain investors, including the following investors, each of which now holds (or has the ability to hold upon conversion of Preferred Stock) more than 5% of the outstanding shares of our common stock: Investor Company ITF Rosalind Master Fund L.P., Lytton-Kambara Foundation, The Hewlett Fund LP, AIGH Capital Management, LLC. Pursuant to the Preferred Purchase Agreement, the Company agreed to issue and sell, in a private placement (the “Preferred Offering”), (i) 6,586 shares of Series B-1 Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”), and (ii) preferred warrants (the “2024 Preferred Warrants”) to purchase 8,000 shares of Series B-3 Convertible Preferred Stock, par value $0.001 per share (the “Series B-3 Preferred Stock”) for an aggregate offering price of $8.0 million. Each share of Series B-1 Preferred Stock was sold for $1,000 per share and the consideration for each 2024 Preferred Warrant was $0.125 per share of Common Stock that each share of Series B-3 Preferred Stock may be converted into (or 11,309,019 Common Stock shares). The conversion price of Series B Preferred Stock is $0.7074 per share of Common Stock, such that each Series B share is convertible into 1,413.6 shares of the Common Stock. The net proceeds received were approximately $7.3 million, after deducting fees paid to the placement agent and other offering expenses payable by the Company. Pursuant to the Preferred Purchase Agreement, the Company may be compelled to appoint two independent directors designated by Rosalind Advisors, Inc to the Company’s Board. No such appointment has been made as of December 31, 2024. All of the 2024 Preferred Warrants were exercised for Series B-3 Preferred Stock in May 2024. See Note 14, Stockholders Equity of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024 for more information relating to the Preferred Offering and the rights of the Series B Preferred Stockholders.

In November 2024, the Company completed the Convertible Notes Offering providing for the private placement of $4.2 million in aggregate principal amount of the Notes. See the section entitled “Offering Obligations” under “Proposal No. 2 – Approval of Share Increase Proposal” above for more information relating to the Convertible Notes Offering and the Notes.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 22, 2025 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership		Options Exercisable and Restricted Stock Units Vesting
Beneficial Owner	Number of Shares	Percent of Total	within 60 Days(1)
Greater than 5% stockholders other than executive officers and directors:
Investor Company ITF Rosalind Master Fund L.P.(2)	976,891	9.9%	-
The Hewlett Fund LP(3)	684,456	7.1%	-
Entities affiliated with AIGH Capital Management, LLC(4)	946,945	9.9%	-

Named Executive officers and directors:
Prof. Hermann Luebbert, Ph.D.	15,211	*	15,211
Fred Leffler	-	*	3,300
John J. Borer III, J.D.	-	*	19,433
Heikki Lanckriet, Ph.D.	-	*	18,333
Beth J. Hoffman, Ph.D.	-	*	19,433
Kevin D. Weber	-	*	19,433
	-	*
All current executive officers and directors as a group (6 persons)	15,211	1.2%	95,143

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	The 15,211 shares for Prof. Luebbert represent the 2021 Options and 2022 Options that will have vested within 60 days of the date of April 22, 2025. The 3,300 shares for Mr. Leffler represent the 2023 Options that will have vested within 60 days after April 22, 2025.

(2)	Includes 644,393 shares of Common Stock and 332,498 shares of Common Stock issuable upon the conversion of Preferred Stock. Each of Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these securities. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of Rosalind Master Fund L.P. is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(3)	Includes 550,221 shares of Common Stock and 134,235 shares of Common Stock issuable upon the conversion of Preferred Stock. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(4)	Includes (i) 589,102 shares of common stock owned by AIGH Investment Partners, L.P. (“AIGH”), (ii) 325,108 shares of common stock owned by WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“WVP-AIGH”), and (iii) 32,735 shares of Common Stock issuable upon the conversion of Preferred Stock held by AIGH and/or WVP-AIGH. Orin Hirschman is the managing member of AIGH Capital Management, LLC, who is an advisor with respect to the securities held by AIGH and a sub-advisor with respect to the securities held by WVP-AIGH. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH Capital Management, LLC and directly held by AIGH. As such, Mr. Hirschman may be deemed to be the beneficial owner of the securities set forth in (i), (ii), and (iii) above. The address for Mr. Hirschman and each of the affiliated entities is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, during the year ended December 31, 2024, our executive officers, directors and greater than 10% percent beneficial owners were in compliance with all applicable filing requirements.

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OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Meeting any matters other than those specified in the Notice of the Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Meeting, the proxy holders specified in this Proxy Statement and in the accompanying proxy card intend to vote the shares represented by them in accordance the Board of Director’s recommendations, to the extent permitted by applicable laws and regulations.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2026 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board of Directors to be presented at the 2026 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth below. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials. In order to be considered timely for the 2026 Annual Meeting of Stockholders, such proposal must be received by our Corporate Secretary, at 120 Presidential Way, Suite 320, Woburn, MA 01801, no later than January 2, 2025. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Outside of Rule 14a-8 of the Exchange Act, the Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than February 12, 2026 and no later than March 14, 2026. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Company nominees).

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 120 Presidential Way, Suite 330, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

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APPENDIX A

FORM OF INCREASE IN AUTHORIZED COMMON STOCK AMENDMENT

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF BIOFRONTERA INC.

Biofrontera Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing the Article FOURTH, so that, as amended, the first paragraph of said Article FOURTH shall be amended and restated as follows:

The total number of shares of capital stock that the Corporation has the authority to issue shall be (i) 70,000,000 shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) 20,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

THIRD. That this amendment was duly authorized by the holders of a majority of the voting stock of the Corporation entitled to vote at a duly authorized meeting of the stockholders of the Corporation held on June 12, 2025. Said amendment was duly adopted in accordance with the provisions of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [__] day of June, 2025.

BIOFRONTERA INC.

By:
Hermann Luebbert
Chief Executive Officer

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Biofrontera Inc.

VOTE

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